Exhibit 99.1

Helmerich & Payne, Inc. 2013 Johnson Rice Energy Conference October 2-3, 2013

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

A Quick Primer on Helmerich & Payne U.S. land drilling market share leader Leader in ongoing industry land rig replacement cycle Most modern and capable land drilling fleet Strong balance sheet Focused on innovation and returns on capital

Evolution of H&P’s Global Rig Fleet International Land 29 Offshore 9 October 2001 U.S. Land 302 96 Rigs 340 Rigs (Before AC Drive Rigs) October 2013

The Drilling Market Today Our operational outlook for the fourth fiscal quarter remains unchanged. Assuming commodity prices hold, we expect some improved traction in U.S. land active rig count. Absent overall improvement, we expect AC drive, Tier 1 rigs to continue to gain market share. Helping to capture efficiency gains for customers continues to differentiate our performance.

Oil and Natural Gas Prices Source: Energy Information Administration Oil Prices Natural Gas Prices

AC Rigs Continue to Gain Market Share Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

Changes in Lower 48 U.S. Land Rig Count * PDS’ active rig count includes both PDS and Grey Wolf rigs.

As of October 2013 (~1,625 Active Rigs in the U.S. By Power Type) The Replacement Cycle Continues As of October 2008 (Peak) (~1,900 Active Rigs in the U.S. By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

H&P’s Lead in U.S. Land AC Drive Rigs Note: The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings.

H&P Continues to Capture Market Share As of October 2008 (Peak) (~1,900 Active Rigs in the U.S.) As of October 2013 (~1,625 Active Rigs in the U.S.) Note: The above estimates corresponding to market share are derived from Rig Data. PDS’ market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower.

Announcing Seven Additional New Builds Multi-year term contracts with three customers to build and operate seven incremental FlexRigs in the U.S. Like previously announced contracts, these new contracts are expected to generate attractive economic returns for the Company. As of October 1, 2013, six announced FlexRigs remain to be delivered. Once these rigs are completed, the Company’s global fleet is expected to include 308 FlexRigs.

H&P Activity as of October 1, 2013 Rigs Working/ Contracted 249 249 0 8 24 281 Rigs Available 302 269 33 9 29 340 6 1 347 % Contracted 82% 93% 0% 89% 83% 83% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Other AC Construction Total Fleet (1) (2) Includes announced new build commitments under term contracts. Includes an announced 3,000 horsepower AC new build under term contract with international delivery expected in Spring 2014. (1) (2)

H&P’s U.S. Land Fleet Activity (1) (1) Includes completed new builds pending delivery and not generating revenue days.

Leading U.S. Unconventional Driller * Includes announced new FlexRigs with customer commitments scheduled for delivery in calendar 2013. (255 H&P Contracted Land Rigs as of 10/1/13*)

Unconventional Drilling Growth in Permian Note: The above estimates are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower.

U.S. Land Market Trends Spot market pricing is firm. We continue to enter into additional term contracts with customers. We are encouraged by recent customer discussions indicating a potential increase in activity. Included in recent customer discussions are inquiries about additional new builds under term contracts with attractive dayrates.

H&P’s New Build Program Continues We are positioned to quickly respond to opportunities and take advantage of an improving market landscape. H&P plans to continue a build cadence of two rigs per month through the rest of the calendar year. We have the flexibility to build required capital spares or convert those into new FlexRigs.

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U.S. Land Active Rig Count

U.S. Land Average Daywork Margins(1) (1) Does not include the impact of early contract termination revenue.

Record Profits During Industry Slowdown ** NBR’s operating income corresponds to its U.S. Lower 48, U.S. Offshore, and Alaska business units. * PTEN’s operating income includes drilling operations in Canada.

Return on Equity * The corresponding ROE values for the selected companies exclude certain extraordinary, non-recurring charges.

Current Dividend Yields Source: Thomson Financial. Yields calculated as of market close on September 27, 2013.

Ten-Year Relative Shareholder Return Source: Thomson Financial as of September 27, 2013

Land Drilling Market Valuations Source: Thomson Financial as of September 27, 2013.

In Summary: H&P’s long term strategy for growing shareholder value: Innovation Technology Safety and operational excellence Customer satisfaction

Additional References

Growing Shareholder Value

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that more precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Innovation & Applied Technology AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities

A Value Proposition Example H&P vs. Competitors South Texas – ~18,000 ft. measured depth Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average 2013 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 25.3 18.5 Other days No Data 3 3 Moving days 4 3 Total rig revenue days per well 32.3 24.5 2. Drilling contractor dayrate $23,000 $28,000 Operator’s other intangible $25,000 $25,000 cost per day estimate Total daily cost estimate $48,000 $53,000 Total cost per well (daily services) $1,550,400 $1,298,500 3. Total well savings with H&P – per well $251,900 per year $3.75MM Increased wells per rig per year versus peer fit-for-purpose: 3.6 wells

FlexRigs Delivering Drilling Efficiencies We have over 1,200 rig years of AC Drive FlexRig drilling experience. Drilled over 52 million feet in 2012 Drilled in excess of 40 million feet in first eight months of 2013 Improved our footage per day by 23% between 2011 and 2012 Footage per day has increased approximately 14% in 2013

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (1994 – May 13) OSHA Recordable Injury Incidence Rates H&P = 0.62 IADC w/o H&P = 1.86

Favorable Market Trends Continue for FlexRigs Customer focus on drilling efficiency, technology and safety Expectation to drill more wells with fewer rigs AC drive rigs replacing SCR and mechanical rigs More customers high-grading their fleets Increasing well complexity

High-Grading is Accelerating Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified. As of October 2012 (~1,650 Active Rigs in the U.S. By Power Type) As of October 2013 (~1,625 Active Rigs in the U.S. By Power Type)

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings.

Unconventional Plays Shaping Landscape Well Complexity is increasing: Horizontal and directional wells make up over 75% of wells drilled in the U.S. Extended reach laterals progressively longer Multi-well pad drilling gaining acceptance in more areas A factory approach to drilling wells is required This all creates an expanding level of demand for FlexRigs

Increasing Focus on More Difficult Drilling

H&P’s Pad Capable Fleet Approximately 50% of H&P’s active feet, all of which are AC drive rigs, are equipped with hydraulic pad systems. Our pad capable fleet is fully utilized. In addition, we continue to add new pad capable FlexRigs and have customer interest in additional pad drilling system upgrades for existing FlexRigs.

FlexRigs Leading in Pad Drilling Efforts AC Drive FlexRigs lead in pad drilling efforts in U.S. Land FlexRig3 first pad application in 2004 FlexRig4 was the first bi-directional land drilling design FlexRig5 is the latest generation of bi-directional, long lateral pad drilling rig We have drilled over 6,700 wells on approximately 1,350 pads

H&P Global Fleet Under Term Contract Segment Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY14 FY14 FY14 FY14 FY15 FY15 FY15 U.S. Land 152.8 129.0 116.1 105.6 91.7 78.4 57.5 International Land 14.1 11.0 10.0 10.0 8.3 7.0 5.4 Offshore 3.0 3.0 2.5 1.9 1.0 1.0 1.0 Total 169.9 143.0 128.5 117.5 101.0 86.4 63.9 Number of Rigs Already Under Long-Term Contracts (Estimated Quarterly Average, Including Announced New Builds - as of 10/1/13)

Active Contracted Idle Total Long-term Contracts Argentina 7 1 1 9 4 Bahrain 3 3 3 Colombia 5 2 7 2 Ecuador 5 1 6 Tunisia 1 1 2 1 U.A.E. 2 2 2 Total 23 1 5 29 12 H&P’s International Land Operations Rig Fleet Status (as of October 1, 2013) 12 of 16 FlexRigs, included in the international fleet of 29 rigs, are under long-term contracts. (1)

Oil vs. Natural Gas Directed Rig Count

Dry Gas (Long-term Contracts) 4% H&P’s Exposure to Oil & Liquids Estimated proportion of H&P’s active U.S. Land rigs by primary hydrocarbon target as of 10/1/13 Dry Gas (Spot Market) 3%

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